INCOME TAXES	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 10   - INCOME TAXES

The Company's interim tax provision is determined using an annual effective tax rate, adjusted for year-to-date discrete items, as prescribed under ASC 740 (“Income Taxes”). Each quarter, the Company updates the estimate of the annual effective tax rate, and if required, makes a cumulative adjustment, which results in a provision or benefit from income taxes in current or subsequent quarters.

The Company recorded an income expense of $23,875 for the six months ended June 30, 2025, representing an effective tax rate of 15.2%, compared with an income tax expense of 14,797 for the six months ended June 30, 2024, representing an effective tax rate of 15.3%.